UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)

100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 581-8042

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02.	Results of Operations and Financial Condition.

On May 3, 2018, Medifast, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended March 31, 2018.

A copy of the Press Release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein. This information is being furnished in this report and shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated May 3, 2018 titled “Medifast, Inc. Announces First Quarter 2018 Financial Results”

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ Timothy Robinson
Timothy Robinson Chief Financial Officer

Dated: May 3, 2018

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 3, 2018 titled “Medifast, Inc. Announces First Quarter 2018 Financial Results”

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